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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of Earliest Event Reported): March 4, 1997



                       NATIONAL AUTO FINANCE COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-22067                                 65-0688619
      (Commission File Number)            (I.R.S. Employer Identification No.)

           621 N.W. 53RD STREET, SUITE 200
                 BOCA RATON, FLORIDA                         33487
       (Address of Principal Executive Offices)            (Zip Code)

                                 (561) 997-2747
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS.

      Filed herewith is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated March 4, 1997, announcing its year-end results for the year ended December 31, 1996 which includes the Condensed Consolidated Statements of Income for the Company for the three and twelve months ended December 31, 1996 and December 31, 1995 and the Condensed Consolidated Balance Sheets as of December 31, 1996 and December 31, 1995. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

      (a)   Financial Statements of Business Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            (99)  Press Release, dated March 4, 1997.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  March 7, 1997

                                    NATIONAL AUTO FINANCE COMPANY, INC.


                                    By: /s/ Kevin Adams
                                       -----------------------------
                                    Name:   Kevin Adams
                                    Title: Chief Financial Officer


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                      NATIONAL AUTO FINANCE COMPANY, INC.

                                   FORM 8-K

                                CURRENT REPORT

                                 Exhibit Index


Exhibit No.                       Description                             Page
-----------                       -----------                             ----

(99)                          Press Release,
                              dated March 4, 1997